Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA

("Separate Account")

Supplement to:

Ameritas No-Load VA 6150 and Ameritas Advisor No-Load VA

Prospectuses Dated May 1, 2016

and Statements of Additional Information

Supplement Dated November 22, 2016

1.       Ameritas Life has been advised that on October 20, 2016, Calvert Investment Management, Inc. and Ameritas Holding Company, both affiliates of Ameritas Life, entered into an asset purchase agreement with Eaton Vance Management ("Eaton Vance"), a newly formed subsidiary of Eaton Vance to operate as Calvert Research and Management ("New Calvert"), and other parties, pursuant to which New Calvert has agreed to acquire the business assets of Calvert Investment Management, Inc. Completion of the transaction is subject to shareholder approvals of new investment advisory agreements, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.

2.       The Portfolio Company Operating Expenses chart in your prospectus is revised by replacing information about the Invesco V.I., Series I American Franchise portfolio, International Growth portfolio and the UlF, Class I Emerging Markets Equity portfolio with the respective information below:

Subaccount’s underlying Portfolio Name *	Management Fees		12b-1 Fees**	Other Fees	Acquired Fund Fees and Expenses***	Total Portfolio Fees	Waivers and Reductions ****	Total Expenses after Waivers and Reductions, if any
INVESCO V.I., Series I
American Franchise	0.67%		-	0.21%	-	0.88%	-	0.88%	(1)
International Growth	0.71%		-	0.21%	0.01%	0.93%	0.01%	0.92%	(1) (2)
UIF, Class I
Emerging Markets Equity	0.85%	(1)	-	0.46%	-	1.31%	0.06%	1.25%	(2)

Invesco (1) "Other Fees" have been restated to reflect current fees.
Invesco (2) Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive a portion of the Fund's management fee in an amount equal to the net management fee that Invesco earns on the Fund's investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without the approval of the Board of Trustees.
UIF (1) The Management Fees have been restated to reflect the decrease in the advisory fee schedule effective September 30, 2016.
UIF (2) The Portfolios' "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Portfolio Fees, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors of The Universal Institutional Funds, Inc. (the "Fund") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
*	Short cites are used in this list. The INVESTMENT OPTIONS section uses complete portfolio names.
**	Portfolios pay 12b-1 fees to us pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows investment companies to pay fees out of portfolio assets to those who sell and distribute portfolio shares. Some portfolios may also pay 0.05 to 0.25 percent of annual portfolio assets for us to provide shareholder support and marketing services.
***	Some portfolios invest in other investment companies (the "acquired portfolios"). In these instances, portfolio shareholders indirectly bear the fees and expenses of the acquired portfolios.
****	Only contractual waivers guaranteed for one year or more after the effective date of each respective fund prospectus are used in the Waivers column of this chart. See the respective portfolio footnotes above for specific details regarding any possible recoupment of waived fees.
*****	"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Product. The Statement of Additional Information sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P as set forth in the Licensing Agreement between us and S&P.

Please see the Portfolio prospectuses, as revised, for more information.

All other provisions remain as stated in your Policy and prospectus, as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF712 11-16